                                                                   EXHIBIT 10.11

                             TIME WARNER CABLE INC.
                                290 HARBOR DRIVE
                               STAMFORD, CT 06902

June 1, 2005

Comcast Corporation
1500 Market Street
Philadelphia, PA 19102
Attention: Larry Smith

TWE Holdings I Trust
TWE Holdings II Trust
c/o Edith E. Holiday
801 West Street
2nd Floor
Wilmington, DE 19801

Ladies and Gentlemen:

            Reference is made to that certain Tolling and Optional Redemption Agreement, dated as of September 24, 2004, as amended from time to time (the "TOLLING AGREEMENT"), by and among Comcast Cable Communications Holdings, Inc. ("COMCAST CABLE"), a Delaware corporation, MOC Holdco II, Inc., a Delaware corporation, TWE Holdings II Trust, a Delaware statutory trust, Cable Holdco Inc., a Delaware corporation, TWE Holding I LLC, a Delaware limited liability company, Time Warner Cable Inc., a Delaware corporation ("TWC"), and the other parties named therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Tolling Agreement.

            Reference is made to that certain Redemption Agreement, dated as of April 20, 2005, as amended from time to time (the "TWC REDEMPTION AGREEMENT"), by and among Comcast Cable, TWC and the other parties named therein.

            Reference is made to that certain Redemption Agreement, dated as of April 20, 2005, as amended from time to time (the "TWE REDEMPTION AGREEMENT"), by and among Comcast Cable, Time Warner Entertainment Company, L.P., a Delaware limited partnership, and the other parties named therein.

            Reference is made to that certain Exchange Agreement, dated as of April 20, 2005, as amended from time to time (the "EXCHANGE AGREEMENT"), by and among

Comcast Corporation ("COMCAST"), a Pennsylvania corporation, TWC and the other parties named therein.

            (A) The relevant parties hereto agree (on behalf of themselves and their respective Affiliates) that the Tolling Agreement is hereby amended as follows:

            (i) The definition of the term "Permitted Lien" in Section 1.1 of the Tolling Agreement shall be amended by replacing the reference therein to "Schedule 1.1(c)" with a reference to "Schedule 1.1(e)".

            (ii) The following definition shall be added in the appropriate alphabetical order in Section 1.1 of the Tolling Agreement:

                  ""Specified Division" means the division of Timer Warner Cable specified on Schedule 1.1(f)."

            (iii) Section 7.3(a) of the Tolling Agreement shall be deleted and replaced with the following:

            "With respect to the Transferred Systems numbered (1), (5), (6) and
      (7) on Schedule A, by no later than 45 days after the earlier of (i) September 30, 2005 and (ii) termination of the TWC Redemption Agreement prior to the Closing (as defined in the TWC Redemption Agreement) occurring, Comcast Trust, Comcast Subsidiary and Time Warner Cable shall provide each other with all necessary documentation to allow filing of FCC Forms 394 with respect to such Transferred Systems Franchises. Comcast Trust, Comcast Subsidiary and Time Warner Cable shall use commercially reasonable efforts to cooperate with one another and file with the applicable Governmental Authority FCC Forms 394 for each of the Transferred System Franchises with respect to the Transferred Systems numbered (1), (5), (6) and (7) on Schedule A which requires the consent of such Governmental Authority in connection with the transactions contemplated by this Agreement, no later than 60 days after the earlier of
      (i) September 30, 2005 and (ii) termination of the TWC Redemption Agreement prior to the Closing (as defined in the TWC Redemption Agreement) occurring. In the event that on or prior to September 30, 2005 the condition set forth in Section 8.1(l) shall not have been satisfied, Time Warner Cable, Comcast Trust and Comcast Subsidiary shall discuss in good faith whether the filing of FCC Forms 394 with respect to the Transferred Systems numbered (1), (5), (6) and (7) on Schedule A, as of the time period contemplated by the preceding sentence, is advisable and whether such time period should be extended. With respect to the Transferred Systems numbered (2), (3) and (4) on Schedule A, Comcast Trust, Comcast Subsidiary and Time Warner Cable agree that the requirement to make FCC Form 394 filings to be made with respect to such Transferred Systems shall be satisfied by the filings made with respect to such Transferred Systems pursuant to Section 7.3(a) of the TWE Redemption Agreement and that such filings shall appropriately reflect the possibility of such Transferred Systems being transferred pursuant to this Agreement."

            (iv) The 30 day period referred to in the first sentence of Section
7.6 of the Tolling Agreement shall be extended to 37 days.

            (v) The words "(or, with respect to the Designated Systems, the Amendment Date)" shall be added after the words "the date hereof" in Sections 3.1(a), 3.1(c), 3.1(l)(i), 3.1(l)(ii), 3.1(l)(iv), 7,1(d) and 7.22.

            (vi) TWE Holding I LLC, a Delaware limited liability company shall added as a party to the Tolling Agreement, effective as of the Amendment Date (as defined in the Tolling Agreement).

            (vii) The words "TWC or TWC" in Section 6.11(a)(xii) shall be replaced by the words "TWC or TWE".

            (viii) The disclosure letter referenced in the second sentence of
Section 1.3 will be deemed to contain, as of the Amendment Date, the disclosure attached as Exhibit 2.

            (B) The relevant parties hereto agree (on behalf of themselves and their respective Affiliates) that the TWC Redemption Agreement is hereby amended as follows:

            (i) The 30 day period referred to in the first sentence of Section
7.6 of the TWC Redemption shall be extended to 37 days.

            (ii) The words "Issuer Securities (as defined in the Registration Rights Agreement)" in Section 2.3(b)(ii) shall be replaced by "its Equity Securities (as defined in the TWC Adelphia Agreement)".

            (C) The relevant parties hereto agree (on behalf of themselves and their respective Affiliates) that the TWE Redemption Agreement is hereby amended as follows:

            (i) The 30 day period referred to in the first sentence of Section
7.6 of the TWE Redemption shall be extended to 37 days.

            (D) The relevant parties hereto agree that the Exchange Agreement is hereby amended as follows:

            (i) The 30 day period referred to in the first sentence of Section
6.5 of the Exchange Agreement shall be extended to 37 days.

            (ii) Section 11.17 of the Exchange Agreement shall be restated in its entirety to read as follows:

                  "Section 11.17 Additional Parties. Immediately following the Adelphia Closing and prior to the Closing, Comcast shall cause each Transferred Joint Venture Entity that will be a Transferor (each a "Transferred Joint Venture Party") to become a party to this Agreement. Upon such joinder, but not before, each Transferred Joint Venture Party shall be considered a "Comcast Transferor" and a "Comcast Party", and each Transferred Joint Venture Entity shall be considered a "Comcast Participant", "Comcast Group Member" and Affiliate of the other Comcast Group Members, as relevant, in each case, for all purposes of this Agreement. The parties hereto agree that none of Comcast or any of its Affiliates shall have any Liability under this Agreement or any Transaction Document with respect to any Transferred Joint Venture Entity until such time as the Transferred Joint Venture Parties become parties to this Agreement and, in such event, only with respect to events, conditions or circumstances first arising thereafter. The parties agree to execute an appropriate amendment to this Agreement adding the Transferred Joint Venture Parties to this Agreement in accordance with the foregoing."

            (iii) Notwithstanding any provision of the Exchange Agreement to the contrary, the cable communications system serving the Town of Wells, Vermont (Vermont PSB) (the "WELLS SYSTEM") and the cable communications system serving the Town of Milan, New Hampshire (the "MILAN SYSTEM") shall be treated in the Exchange Agreement in accordance with the principles set forth in Exhibit 1 hereto.

                                    * * * * *

            Any amendment of this letter agreement must be in writing. This letter agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this letter agreement (or its signature page thereof) shall be deemed to be an executed original thereof.

            THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

            IN WITNESS WHEREOF, each of the undersigned has executed this letter agreement as of the day and year first above written.

                                     CABLE HOLDCO INC.

                                     By: /s/ Satish Adige
                                         ---------------------------------------
                                         Name: Satish Adige
                                         Title: SVP, Investments

                                     CABLE HOLDCO II INC.

                                     By: /s/ Satish Adige
                                         ---------------------------------------
                                         Name: Satish Adige
                                         Title: SVP, Investments

                                     CABLE HOLDCO III LLC

                                     By: /s/ Satish Adige
                                           -------------------------------------
                                     Name: Satish Adige
                                     Title: SVP, Investments

                                     COMCAST CORPORATION

                                     By: /s/ Robert S. Pick
                                         ---------------------------------------
                                     Name: Robert S. Pick
                                     Title: Senior Vive President

                                     COMCAST CABLE
                                     COMMUNICATIONS HOLDINGS, INC.

                                     By: /s/ Robert S. Pick
                                         ---------------------------------------
                                         Name: Robert S. Pick
                                         Title: Senior Vive President

                                     COMCAST OF GEORGIA, INC.

                                     By: /s/ Robert S. Pick
                                         ---------------------------------------
                                         Name: Robert S. Pick
                                         Title: Senior Vive President

                                     MOC HOLDCO I, LLC

                                     By: /s/ James P. McCue
                                         ---------------------------------------
                                         Name: James P. McCue
                                         Title: President

                                     MOC HOLDCO II, INC.

                                     By: /s/ James P. McCue
                                         ---------------------------------------
                                         Name: James P. McCue
                                         Title: President

                                     TCI HOLDINGS, INC.

                                     By: /s/ Robert S. Pick
                                         ---------------------------------------
                                         Name: Robert S. Pick
                                         Title: Senior Vive President

                                     TIME WARNER INC.

                                     By: /s/ Robert Marcus
                                         --------------------------------------
                                         Name: Robert Marcus
                                         Title: SVP

                                     TIME WARNER CABLE INC.

                                     By: /s/ Satish Adige
                                          --------------------------------------
                                         Name: Satish Adige
                                         Title: SVP, Investments

                                     TIME WARNER NY CABLE LLC

                                     By: /s/ Satish Adige
                                         ---------------------------------------
                                         Name: Satish Adige
                                         Title: SVP, Investments

                                     TIME WARNER ENTERTAINMENT COMPANY, L.P.

                                     By: /s/ Satish Adige
                                          --------------------------------------
                                          Name: Satish Adige
                                          Title: SVP, Investments

                                     TWE HOLDINGS I LLC

                                     By: /s/ Satish Adige
                                         ---------------------------------------
                                         Name: Satish Adige
                                         Title: SVP, Investments

                                     TWE HOLDINGS I TRUST

                                     By: /s/ Edith E. Holiday
                                         ---------------------------------------
                                          Name: Edith E. Holiday, solely in her
                                          capacity as Operating Trustee

                                     TWE HOLDINGS II TRUST

                                     By: /s/ Edith E. Holiday
                                         --------------------------------------
                                         Name: Edith E. Holiday, solely in her
                                         capacity as Operating Trustee

                                     URBAN CABLE WORKS OF
                                         PHILADELPHIA, L.P.,

                                     By Time Warner Entertainment Company,
                                         L.P., Manager

                                     By: /s/ Satish Adige
                                         ---------------------------------------
                                         Name: Satish Adige
                                         Title: SVP, Investments

                                                                       EXHIBIT 1

Capitalized terms used but not defined in this Exhibit 1 shall have the meanings set forth in the Exchange Agreement.

      - Except as set forth below, the Wells System shall be deemed to be part of the Group 1 Business and the Milan System shall be deemed to be part of the Group 2 Business (in each case, as defined in the TWC/Adelphia Purchase Agreement) for all purposes of the Exchange Agreement.

      -     Notwithstanding the foregoing:

            - For purposes of determining the Capital Expenditure Adjustment Amount and the Subscriber Adjustment Amount in respect of TWC/Adelphia Newco 3, the Wells System shall be disregarded and the Milan System shall be deemed to be part of the Group 1 Business held by TWC/Adelphia Newco 3 (provided that the foregoing shall not apply for purposes of clause (ii)(B)(y) of the definition of "Subscriber Adjustment Amount" in Section
                  1.1 of the Exchange Agreement).

            - For purposes of determining the Net Liabilities Adjustment Amount in respect of TWC/Adelphia Newco 3:

                  - If the Closing occurs on the same date as the Adelphia Closing, the Wells System shall be disregarded and the Milan System shall be deemed to be part of the Group 1 Business held by TWC/Adelphia Newco 3; provided that if the difference between the Net Liability Amount (as defined below) for the Wells System and the Net Liability Amount for the Milan System is material relative to each other, the parties shall adjust the amount payable in respect of the Exchange of TWC/Adelphia Newco 3 in order to equitably account for such difference. "Net Liability Amount" means an amount equal to the Current Assets minus the Total Liabilities (in each case, as defined in the TWC/Adelphia Purchase Agreement and as determined pursuant to Section 2.6 of the TWC/Adelphia Purchase Agreement for purposes of determining the Final Adjustment Amount (as defined therein) thereunder) attributable to the Wells System or the Milan System, as applicable.

                  - If the Closing occurs on any date after the date of the Adelphia Closing, the Net Liabilities Adjustment Amount shall be determined in accordance with the terms of the Exchange Agreement (i.e., to reflect that the Wells System is held by TWC/Adelphia Newco 3 and the Milan System has been retained by the TWC Group).

            - The parties will act in good faith in connection with all matters relating to the adjustment amounts applicable to the Wells System and the Milan System under the Exchange Agreement and the TWC/Adelphia Purchase Agreement.

            - If an indemnification claim is made under the TWC/Adelphia Purchase Agreement with respect to the Wells System or the Milan System, the parties will appropriately allocate any limitations on recoveries resulting from any caps, deductibles and thresholds.